Rule 497(d)

                                     FT 1680

                        India Growth Portfolio, Series 7

                          Supplement to the Prospectus

         Notwithstanding anything to the contrary in the Prospectus, all shares of Satyam Computer Services Limited (Ticker: SCS.IS) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

January 9, 2009